Exhibit 10.23

CONFIDENTIAL

Primavera Capital Acquisition LLC

41/F Gloucester Tower, 15 Queen’s Road Central, Hong Kong

September 29, 2022

Ladies and Gentlemen:

Reference is made to certain Administrative Services Agreement, dated January 21, 2021, by and between Primavera Capital Acquisition Corporation and Primavera Capital Acquisition LLC (as may be amended, restated, supplemented or modified from time to time, the “Administrative Services Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Administrative Services Agreement.

Pursuant to the fourth paragraph of the Administrative Services Agreement, Primavera Capital Acquisition LLC hereby irrevocably waives its right to receive any amount from Primavera Capital Acquisition Corporation under the last sentence of the first paragraph of the Administrative Services Agreement, to the extent such amount has not already been received by Primavera Capital Acquisition LLC as of the date hereof.

The last four paragraphs of the Administrative Services Agreement are incorporated herein by reference mutatis mutandis; provided that, in each case, references to “this agreement” in such paragraphs shall mean this letter.

[Signature Pages Follow]

Very truly yours,

Primavera Capital Acquisition LLC

By:	/s/ Tong Chen
Name:	Tong Chen
Title:	Authorized Signatory

[Signature Page to Waiver Letter]

AGREED TO AND ACCEPTED BY:

Primavera Capital Acquisition Corporation

By:	/s/ Tong Chen
Name:	Tong Chen
Title:	Chief Executive Officer

[Signature Page to Waiver Letter]